AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment to Asset Purchase Agreement (this “Amendment”) is entered into as of June 9, 2017 by and between Marley Beverage Company, LLC, a Michigan limited liability company (or “Seller”), and New Age Beverages Corporation, a Washington corporation (“Buyer”).

RECITALS

A. Seller and Buyer entered into an Asset Purchase Agreement dated March 23, 2017 (the “Purchase Agreement”). All capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

B. Pursuant to Section 12.8 of the Purchase Agreement, the Parties desire to amend the Purchase Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the Parties agree as follows:

1. Sections 2.1(a) and 2.1(b) of the Purchase Agreement are amended and restated in their entirety as follows:

“(a) at the Closing, issue to Seller, or its designees set forth on a notice delivered before Closing, Three Million (3,000,000) shares (subject to adjustment as provided below) of Buyer’s common stock, $0.001 par value per share (the “NBEV Shares”)

(b) [intentionally omitted]”

2. The definition of “Cash Amount” in Article XIII is deleted in its entirety.

3. Unless otherwise modified by this Amendment, all provisions of the Purchase Agreement shall remain in full force and effect.

4. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument, and will become effective when one or more counterparts have been signed by each of the parties. Delivery of an executed counterpart of a signature page of this Agreement by .pdf attachment to a transmission by electronic mail or by facsimile transmission shall each be effective as delivery of a manually executed original counterpart hereof.

[signature page attached]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Asset Purchase Agreement as of the date first written above.

BUYER:

NEW AGE BEVERAGES CORPORATION

By:
Name:	Brent Willis
Title:	Chief Executive Officer

SELLER:

MARLEY BEVERAGE COMPANY, LLC

By:	Viva Beverages, LLC, its Manager

By:
Gary A. Shiffman, its Manager